Exhibit 99.1

Brian Hamilton Joins Coastal Financial Corporation Board of Directors

EVERETT, Wash., January 4, 2024 (GLOBE NEWSWIRE) -- Coastal Financial Corporation (Nasdaq: CCB), the bank holding company for Coastal Community Bank announced that Brian Hamilton has joined its Board of Directors.

Mr. Hamilton is a seasoned financial technology executive and business leader, with more than 25 years of experience in the banking, lending, payments and digital product development industries. A serial entrepreneur, with deep expertise in domestic and international settlement systems and digital platforms, Mr. Hamilton has held senior leadership roles at Capital One, serving as President of their Merchant Services division, Wells Fargo and Verifone, in addition to founding and operating multiple companies in the fintech space. Most recently Mr. Hamilton was co-founder and CEO of ONE (One Finance Inc.), which was acquired by a Walmart led joint venture in 2022. Prior to co-founding ONE, he was the founder of Azlo, a digital bank for small businesses, and helped to build out the BBVA Open Platform for sponsor banking services. An honors graduate of Oregon State University, with technical certifications from Wells Fargo’s commercial banking school and various industry groups, Mr. Hamilton has extensive experience across multiple aspects of the finance and technology industries, thought leadership, public speaking and merger and acquisitions.

“Brian will play a crucial role in guiding Coastal through the evolving landscape of rapid technological advancements in the financial services industry,” said Eric Sprink, CEO.
About Coastal Financial
Coastal Financial Corporation (Nasdaq: CCB), is an Everett, Washington-based bank holding company with Coastal Community Bank (the “Bank”) a full-service commercial bank, as its sole wholly owned banking subsidiary. The Bank operates through its 14 branches in Snohomish, Island, and King Counties, the Internet, and its mobile banking application. The Bank, through its CCBX segment, provides banking as a service (“BaaS”) that allows our broker-dealer and digital financial service partners to offer their customers banking services. As of September 30, 2023, we had total assets of $3.68 billion, total gross loans of $2.97 billion, total deposits of $3.29 billion, and total shareholders’ equity of $284.5 million. To learn more about Coastal Community Bank visit www.coastalbank.com. Member FDIC.

Contact
Eric Sprink, Chief Executive Officer, (425) 357-3659
Joel Edwards, Executive Vice President & Chief Financial Officer, (425) 357-3687

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. Any statements about our management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The inclusion of or reference to forward-looking information in this press release should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict, an increase in unemployment levels and slowdowns in economic growth; our expected future financial results; the overall health of the local and national real estate market; the credit risk associated with our loan portfolio, such as possible additional loan losses and impairment of collectability of loans as a result of the COVID-19 pandemic and policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), including its automatic loan forbearance provisions and the effects on our loan portfolio from our Paycheck Protection Program (“PPP”) lending activities, specifically with our commercial real estate loans, and the success of new hires in achieving anticipated objectives. For further information with respect to factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in our Annual Report on Form 10-K for the most recent period filed, our Quarterly Report on Form 10-Q for the most recent quarter, and in any of our subsequent filings with the Securities and Exchange Commission.

If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.
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